UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2010
HILLENBRAND, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Hillenbrand, Inc. Stock Incentive Plan (as of February 24, 2010)
On February 24, 2010, Hillenbrand, Inc.’s shareholders approved the adoption of the Hillenbrand, Inc. Stock Incentive Plan (as of February 24, 2010) at the annual meeting of shareholders. The Plan was adopted by the Hillenbrand, Inc. (the “Company”) Board of Directors on December 2, 2009, subject to shareholder approval at the annual meeting.
The material terms of the Plan are summarized in the definitive proxy statement for the Company’s 2010 annual meeting of shareholders. A copy of this Plan is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 24, 2010, the Company elected Neil S. Novich to the Board of Directors, for a term expiring at the Company’s 2011 annual meeting of shareholders.
Mr. Novich has been appointed to the Nominating/Corporate Governance Committee and the Compensation Committee of the Board of Directors.
The Company’s press release announcing the election of Mr. Novich is filed as Exhibit 99.1 to this Current Report.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 24, 2010, the Board of Directors of the Company approved an amendment to Article 4, Section 4.01 of the Company’s Code of By-laws to state that the Board of Directors shall consist of no fewer than seven (7) members and no more than thirteen (13) members.
The description of the foregoing amendment to the By-laws is qualified in its entirety by reference to the full text of the By-laws, as approved by the Board of Directors on February 24, 2010, a copy of which is filed as Exhibit 3.2 to this Current Report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On February 24, 2010, the following matters were voted upon and approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders:
(1)	the election of four members to the Board of Directors;

(2)	the approval of the Hillenbrand, Inc. Stock Incentive Plan (As of February 24, 2010); and

(3)	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.
The following is a summary of the voting results for each matter presented to the shareholders:
Election of Diretors:

Director’s Name	Votes For	Votes Withheld

Mark C. DeLuzio	35,274,275	15,572,938
James A. Henderson	35,195,478	15,651,735
Ray J. Hillenbrand	34,225,884	16,621,369
F. Joseph Loughrey	50,325,311	521,902
All four directors were re-elected to serve three-year terms expiring at the 2013 Annual Meeting of Shareholders of the Company.
Hillenbrand, Inc. Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

41,294,513	9,131,021	421,678	5,411,368
Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

56,022,478	210,885	25,217	0

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Code of By-laws of Hillenbrand, Inc. (as adopted by the Board of Directors on February 24, 2010)

10.1
Hillenbrand, Inc. Short-Term Incentive Compensation Plan for Key Executives (incorporated by reference as Appendix A to the definitive proxy statement on Schedule 14A of Hillenbrand, Inc. filed on January 5, 2010 (File No. 001-33794)

99.1	Press release dated February 24, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: March 1, 2010	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and Chief Financial Officer

DATE: March 1, 2010	BY:	/S/ John R. Zerkle
John R. Zerkle
Senior Vice President, General Counsel & Secretary

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